Exhibit 10.10

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

GOLDEN PEGASUS RACING INCORPORATED

/s/ Mike Rogers
Name: Mike Rogers
Title/Capacity: CEO

December 23, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Mike Rogers
Name: Mike Rogers
Title/Capacity: CEO of Golden Pegasus Racing Incorporated

December 22, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Mark Roberts
Name: Mark Roberts
Title/Capacity: President of Golden Pegasus Racing Incorporated

December 23, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Jack Brothers
Name: Jack Brothers
Title/Capacity: Chief Executive Officer & Director

December 23, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that;

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Lyle Strachan
Name: Lyle Strachan
Title/Capacity: Chief Financial Officer

December 23, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Frank Stronach
Name: Frank Stronach
Title/Capacity: Director

December 23, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Alon Ossip
Name: Alon Ossip
Title/Capacity: Director

December 19, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Howard Walton
Name: Howard Walton
Title/Capacity: Director

December 21, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Lorne Weiss
Name: Lorne Weiss
Title/Capacity: Director

December 21, 2011
Date

GHOSTZAPPER RACING CORPORATION

Conflict of Interest Policy – Annual Statement

I hereby certify that:

1. I have received a copy of the Company’s Conflict of Interest Policy;

2. I have read and understand the Company’s Conflict of Interest Policy;

3. I agree to comply with the Company’s Conflict of Interest Policy; and

4. I undertake to be responsible for any violation of the Company’s Conflict of Interest Policy by me or any of my Related Racing Entities (as defined therein) and to take all commercially reasonable actions to cause my Related Racing Entities to comply with the Company’s Conflict of Interest Policy.

/s/ Ron Charles
Name: Ron Charles
Title/Capacity: Director

December 23, 2011
Date